SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS AND SUMMARY PROSPECTUS

DWS World Dividend Fund

The following information replaces the existing disclosure contained under the “AVERAGE ANNUAL TOTAL RETURNS” sub–heading of the “PAST PERFORMANCE” section of the fund’s prospectus and summary prospectus.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended 12/31/2011 expressed as a %)

After-tax returns (which are shown only for Class A and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan. Index comparisons for Institutional Class shares began on 3/31/2005.

	Class Inception	1 Year	5 Years	10 Years	Since Inception
Class A before tax	3/19/2001	-5.64	-6.86	2.43	—
After tax on distributions		-6.07	-7.54	1.93	—
After tax on distributions and sale of fund shares		-3.13	-5.66	2.17	—
Class B before tax	3/19/2001	-3.73	-6.72	2.14	—
Class C before tax	3/19/2001	-0.67	-6.54	2.19	—
Class S before tax	10/10/1994	0.35	-5.53	3.26	—
INST Class before tax	3/11/2005	0.49	-5.31	—	1.20
MSCI World High Dividend Yield Index (reflects no deduction for fees or expenses)		3.89	-2.33	—	2.97
MSCI World Index (reflects no deduction for fees or expenses)		-5.54	-2.37	3.62	2.51

The Advisor believes the MSCI World High Dividend Yield Index, which was first calculated on May 31, 2006, generally represents the fund’s overall investment process. The Advisor believes the additional MSCI World Index reflects typical fund asset allocations and also provides comparative performance over a ten year period with a broad–based securities market index.

The following information is added to the existing disclosure contained under the “DWS World Dividend Fund” sub–heading of the “ADDITIONAL INDEX INFORMATION” section of the fund’s prospectus.

MSCI World Index is an unmanaged capitalization-weighted measure of global stock markets, including the US, Canada, Europe, Australia and the Far East. Returns reflect reinvestment of dividends net of withholding taxes.

Please Retain This Supplement for Future Reference

August 1, 2012 PROSTKR-167